EXHIBIT 10.2

                                AMENDMENT NO. 1
                               TO SECOND AMENDED
                         AND RESTATED CREDIT AGREEMENT

     This Agreement, dated as of May 7, 1998, is among Color Spot Nurseries, Inc., a Delaware corporation (the "Borrower"), Credit Agricole Indosuez (formerly the New York branch of Banque Indosuez) ("Indosuez"), IBJ Schroder Bank & Trust Company ("IBJS"), BankBoston, N.A. ("BKOB") and the other lending institutions listed in Schedule A to the Credit Agreement (each a "Bank"), Indosuez, as the administrative agent (the "Administrative Agent") for itself and the other Banks, IBJS as the syndication agent (the "Syndication Agent") for itself and the other Banks and BKOB as the documentation agent (the "Documentation Agent") for itself and the other Banks and, together with the Administrative Agent and the Syndication Agent, the "Agents"). The parties hereto hereby agree as follows:

1. Reference to Credit Agreements: Definitions. Reference is made to the Second Amended and Restated Credit Agreement dated as of December 24, 1997, as amended and in effect on the date hereof (the "Credit Agreement"), between the Borrower, the Agents and the Banks. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings defined.

2. AMENDMENT TO CREDIT AGREEMENT. Subject to all the terms and conditions hereof, the Credit Agreement is hereby amended as follows, effective as of the date hereof.

     2.1 Amendment to Section 4.03(d). Section 4.03(d) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "(d) The terms and conditions of any Permitted Business Acquisition that is to be consummated on or before March 31, 1999 shall be reasonably acceptable to the Required Banks; provided, however, that no such consent of the Required Banks shall be necessary for any such individual Permitted Business Acquisition that is to be financed with the proceeds of any Acquisition Term Loan or Supplemental Term Loan which does not exceed $15,000,000 in the aggregate principal amount."

     2.2. Amendment to Section 7.02. Section 7.02 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Total Interest Coverage Ratio. The Borrower will not permit the ratio of (a) Consolidated EBITDA of the Borrower for any Test Period ended on or about a date specified in the table below to (b) Consolidated Interest Expense of the Borrower for any Test Period ended on or about a date specified in the table below (provided, however in the case of periods ending on March 31, June 30, or

     September 30 of 1998, the Consolidated Interest Expense of the Borrower shall be calculated for the relevant Test Period net of any interest paid with respect to any Existing Revolving Loans which were repaid (and not reborrowed under the Revolving Loans) on the Closing Date), to be less than the ratio set forth opposite such date in such table:



    Test Period Ending                                             Ratio
    ------------------                                             -----
    March 31, 1998 ............................................ 2.00 to 1.00
    June 30, 1998 ............................................. 2.00 to 1.00
    September 30, 1998 ........................................ 2.00 to 1.00
    December 31, 1998 ......................................... 2.00 to 1.00

    March 31, 1999 ............................................ 2.00 to 1.00
    June 30, 1999 ............................................. 2.00 to 1.00
    September 30, 1999 ........................................ 2.25 to 1.00
    December 31, 1999 ......................................... 2.25 to 1.00

    March 31, 2000 ............................................ 2.25 to 1.00
    June 30, 2000 ............................................. 2.25 to 1.00
    September 30, 2000 ........................................ 2.50 to 1.00
    December 31, 2000 ......................................... 2.50 to 1.00

    March 31, 2001 ............................................ 2.50 to 1.00
    June 30, 2001 ............................................. 2.50 to 1.00
    September 30, 2001 ........................................ 2.75 to 1.00
    December 31, 2001 ......................................... 2.75 to 1.00

    March 31, 2002 ............................................ 2.75 to 1.00
    June 30, 2002 ............................................. 2.75 to 1.00
    September 30, 2002 ........................................ 3.00 to 1.00
    December 31, 2002 ......................................... 3.00 to 1.00

    March 31, 2003 ............................................ 3.00 to 1.00
    June 30, 2003 ............................................. 3.00 to 1.00
    September 30, 2003 ........................................ 3.25 to 1.00
    December 31, 2003 ......................................... 3.25 to 1.00

    March 31, 2004 ............................................ 3.25 to 1.00
    June 30, 2004 ............................................. 3.25 to 1.00
    September 30, 2004 ........................................ 3.50 to 1.00
    December 31, 2004 ......................................... 3.50 to 1.00

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          ; provided that, for purposes of this Section 7.02,(x) Consolidated
          EBITDA for a given Test Period shall mean Consolidated EBITDA for the twelve month period ended on the last day of such Test Period, (y) Consolidated EBITDA for a given Test Period shall also include the EBITDA (with appropriate adjustments) derived from any business which was required by the Borrower and its Restricted Subsidiaries during such twelve-month period and which is consolidated with the Borrower and its Restricted Subsidiaries as of the last day of such Test Period, for the portion of such twelve month period before the business was so acquired, and (z) for the Test Periods ending on each of June 30, 1998, September 30, 1998, December 31, 1998 and March 31, 1999, Borrower may add to Consolidated EBITDA an amount equal to the Non-recurring Adverse Effect; and provided further that, for purposes of clause (b) of this Section 7.02, Consolidated Interest Expense shall include only cash interest expense paid during the applicable period."

          2.3. Amendment to Section 7.03. Section 7.03 of the Credit Agreement is hereby amended by amending and restating the provision to read in its entirety as follows:

                    "; provided that, for purposes of this Section 7.03, (x) Consolidated EBITDAC for a given Test Period shall mean Consolidated EBITDAC for the twelve month period ended on the last day of such Test Period, (y) Consolidated EBITDAC for a given Test Period shall also include the EBITDAC (with appropriate adjustments) derived from any business which was acquired by the Borrower and its Restricted Subsidiaries during such twelve-month period and which is consolidated with the Borrower and its Restricted Subsidiaries as of the last day of such Test Period for the portion of such twelve month period before the business was so acquired, and (z) for the Test Periods ending on each of June 30, 1998, September 30, 1998, December 31, 1998 and March 31, 1999, Borrower may add to Consolidated EBITDAC an amount equal to the Non-recurring Adverse Effect;"

          2.4. Amendment of Section 7.04. Section 7.04 of the Credit Agreement is hereby amended by amending and restating the provison to read in its entirety as follows:


                    "; provided that, for purposes of this Section 7.04, for a given date set forth above, (x) Consolidated Indebtedness shall not include any such Indebtedness as to which the interest on such Indebtedness is not cash-pay (but is, rather, pay-in-kind or capitalized), except that, if cash interest is paid on any such non cash-pay Indebtedness during the fiscal quarter ended on such date, Consolidated Indebtedness shall include the non cash-pay Indebtedness on which such cash interest was paid, and (y) the component of Consolidated Indebtedness consisting of Revolving Loans shall equal (i) the sum of the balance of the Revolving Loans as of the last day of each fiscal month during the twelve fiscal month period ending on such date divided by (11) twelve; and provided further that, for purposes of this Section 7.04, (x) Consolidated EBITDA for a given Test Period shall mean Consolidated EBITDA for the twelve month period ended on the last day of such Test Period, (y) Consolidated EBITDA for a given Test Period shall include the EBITDA (with appropriate adjustments set forth in financials delivered pursuant to
                    Section 4.03(b)(x)) derived from any business which was acquired by the Borrower and its Restricted Subsidiaries during such twelve-month period and which is consolidated with the Borrower and its Restricted Subsidiaries as of the last day of such Test Period, for the portion of such twelve month period before the business was so acquired and
                    (z) for the Test Periods ending on each of June 30, 1998, September 30, 1998, December 31, 1998, and March 31, 1999, Borrower may add to Consolidated EBITDA an amount equal to the Non-recurring Adverse Effect."

          2.5. Amendment to Section 7.05. Section 7.05 of the Credit Agreement is hereby amended as follows:

                    "Consolidated Net Worth. Consolidated Net Worth determined as of the dates specified in the table below shall equal or exceed the amount specified in such table opposite such dates:



                    Determination Date                  Amount
                    ------------------                  ------

                    December 31, 1998                 $ 35,000,000
                    December 31, 1999                 $ 50,000,000
                    December 31, 2000                 $ 55,000,000
                    December 31, 2001                 $ 70,000,000
                    December 31, 2002                 $ 85,000,000
                    December 31, 2003                 $105,000,000
                    December 31, 2004                 $130,000,000

          2.6. Amendment to Section 9. Section 9 of the Credit Agreement is hereby amended to add the following definition:

                    "Non-recurring Adverse Effect" means $9.9 million total of non-recurring adverse effects on Borrower's EBITDA in the 1998 fiscal year as set forth in the Borrower's May 6, 1998 presentation to the Agents."


     3. Waiver. Notwithstanding anything contained in the Credit Agreements, the Required Banks hereby waive, as of March 31, 1998, any default or Event of Default that may have arisen because of the Borrower's failure to meet the covenants set forth in Sections 7.02, 7.03 and

7.04 of the Credit Agreement with respect to the Test Period ending March 31, 1998 and the covenant set forth in Section 7.05 of the Credit Agreement with respect to the year ending December 31, 1998.

4. No Default. In order to induce the Required Banks to enter into this Amendment and to continue to extend to the Borrower under the Credit Agreement as amended hereby, the Borrower represents and warrants that, after giving effect to this Amendment, no default under the Credit Agreement as amended hereby exists.

5. Releases. In consideration of the Required Banks' entering into this Amendment (and without limiting the generality of the indemnities and other sections of the Credit Agreement), the Borrower hereby knowingly and intentionally releases each Bank from any liability, and waive any claim or right of action (for breach of contract or any other theory of liability) against any Bank for liabilities, damages, claims, costs, losses and expenses (whether or not accrued and whether or not known or suspected to exist), if any, arising out of, resulting from or in any manner connected with, any action, omission or other event occurring on or before the date hereof, whether or not related to the execution, delivery, performance or enforcement of this Amendment, the Credit Documents, or any related agreement or any action, omission or other event related to or in any manner connected with any of the foregoing including, without limitation, any action or omission by or on behalf of, and any course of conduct of or course of dealing with, any Bank.

6. Miscellaneous. Except to the extent expressly set forth herein, the provisions of the Credit Agreement shall remain unmodified, and the Credit Agreement is hereby confirmed as being in full force and effect. This Amendment is a Credit Document and may be executed in any number of counterparts which together shall constitute one instrument, shall be governed by and construed in accordance with the laws of the State of New York (other than conflict of laws rules), and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including as such successors and assigns all holders of Obligations.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                              COLOR SPOT NURSERIES, INC.
                              By:
                                 -----------------------
                                 Title

                              CREDIT AGRICOLE INDOSUEZ
                              (formerly Banque Indosuez,
                              New York Branch)
                              as a Bank and as Administrative Agent

                              By:
                                 -----------------------
                                 Name:
                                 Title:


                              By:
                                 -----------------------
                                 Name:
                                 Title:


                              IBJ SCHRODER BANK & TRUST COMPANY,
                              as a Bank and as Syndication Agent

                              By:
                                 -----------------------
                                 Name:
                                 Title:

                              BANKBOSTON, N.A.
                              as a Bank and as Documentation Agent

                              By:
                                 -----------------------
                                 Name:
                                 Title:

                                        FIRST SOURCE FINANCIAL LLP.
                                        an Illinois registered limited
                                        liability partnership
                                        By:  First Source Financial, Inc., its
                                             manager



                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        CREDITANSTALT CORPORATE FINANCE, INC.




                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                        THE ING CAPITAL SENIOR SECURED HIGH
                                        INCOME FUND, L.P.

                                        By ING Capital Advisors, Inc.
                                        as Investment Advisor



                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                        COMMERCIAL LOAN FUNDING TRUST I

                                        By: Lehman Commercial Paper, Inc., not
                                        in its individual capacity but as
                                        Administrative Agent



                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        THE ING HIGH INCOME PRINCIPAL
                                        PRESERVATION OFFERING, L.P.

                                        By: ING Capital Advisers, Inc.,
                                        its Investment Advisor

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:




                                      -8-